Exhibit 10.7
EMERSON ELECTRIC CO. EXTRA SALARY PROGRAM [Annual Incentive Plan] Fiscal Year 20– –
I.	Deferral Election: (Only U.S. paid participants are eligible to defer)

I hereby elect my Extra Salary Award under the Emerson Electric Co. Extra Salary Program be paid to me as follows:

% Payment

A.	In the month of November 20--;

B.	In the month of January 20-- (complete Section II);

C.	Specific future year (indicate year payment is to be made) ___________ (complete Section II), or;

D.	Upon my retirement or termination of employment,

Note: (you must be at Emerson or a subsidiary on the normal payment date or if you choose "B" above, on January 15 following the fiscal year); whichever occurs first (complete Section II).

II.	Change of Control (All participants may elect)

In the event of a Change of Control as defined in the Plan, I hereby elect to receive any payment due under the Plan as follows: (check either A or B)

A.	Upon the Change of Control in a single lump sum; or

B.	Upon termination of Employment occurring after a Change of Control, in the form of: (check either 1 or 2)

(1)   ______  a lump sum distribution; or

(2) ______ in substantially equal installments not exceeding ten years.

Date	Signature

Print or Type Name

Corporate
Return Form to:	--------------------------- Emerson Electric Co. 8000 W. Florissant Ave. St. Louis, MO 63136